J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Equity Fund
(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated July 26, 2010
to the Prospectuses dated November 1, 2009, as supplemented

J.P. Morgan Investment Management Inc. (JPMIM) has decided to add Giri Devulapally and Alan Gutmann as portfolio managers for the JPMorgan U.S. Equity Fund (the Fund). This is being done in order to better leverage the breadth and depth of JPMIM’s research capabilities for the Fund. As is the case with the current managers, Messrs. Devulapally and Gutmann will each manage a portion of the Fund on a day to day basis. The Fund will continue to be monitored by its chief investment officer, together with the JPMIM risk management committee, to oversee the allocations to each of the managers, both of new flows and to rebalance in response to changing market conditions; this process is designed to ensure that the Fund will be managed within its investment guidelines as a large cap core fund, which seeks to outperform the S&P 500 through superior stock selection.

As a result, the portfolio manager information for the Fund in the section titled “Portfolio Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Thomas Luddy	2006	Managing Director
Susan Bao	2001	Managing Director
Helge Skibeli	2009	Managing Director
Giri Devulapally	2010	Managing Director
Alan Gutmann	2010	Vice President

In addition, the paragraph in the section titled “The Funds’ Management and Administration—The Portfolio Managers” as it pertains to the Fund is hereby deleted in its entirety and replaced by the following:

U.S. Equity Fund

The portfolio managers primarily responsible for daily management of the Fund are Thomas Luddy, Managing Director of JPMIM; Susan Bao, Managing Director of JPMIM; Helge Skibeli, Managing Director of JPMIM; Giri Devulapally, Managing Director of JPMIM; and Alan Gutmann, Vice President of JPMIM, each of whom has day to day management responsibility for a portion of the Fund. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982. Ms. Bao has been a portfolio manager in the U.S. Equity Group since 2002 and has been employed by the firm since 1997. Mr. Skibeli, an employee since 1990, has been managing U.S. equity portfolios since 2002 and has been head of the U.S. Equity Research Group since 2002. Mr. Devulapally has been a portfolio manager in the JPMorgan U.S. Equity Group since 2003 when he joined JPMIM. Mr. Gutmann has worked as a portfolio manager with JPMIM or one of its affiliates since 2003 when he joined the firm. Each of the portfolio managers except Mr. Gutmann is a CFA charterholder.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-USEQ-PM-710

J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Equity Fund
(All Share Classes)

Supplement dated July 26, 2010
to the Statement of Additional Information, dated November 1, 2009, as supplemented

The following sections are added to the information in the SAI under the headings “Portfolio Managers — Other Accounts Managed” and “Portfolio Managers — Ownership of Securities” with respect to the JPMorgan U.S. Equity Fund:

Portfolio Managers’ Other Accounts Managed

Non-Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
U.S. Equity Fund
Giri Devulapally*	1	564,313	0	0	0	0
Alan Gutmann*	4	1,712,080	2	214,556	3	43,013

*	As of 5/31/10

Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
U.S. Equity Fund
Giri Devulapally*	0	0	0	0	0	0
Alan Gutmann*	0	0	0	0	0	0

*	As of 5/31/10

Portfolio Managers’ Ownership of Securities

Aggregate Dollar Range of Securities in Portfolio

	None	$1– $10,000	$10,001– $50,000	$50,001– $100,000	$100,001– $500,000	$500,001– $1,000,000	over $1,000,000
U.S. Equity Fund
Giri Devulapally*	X
Alan Gutmann*	X

*As of 7/23/10

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE

SUP-SAI-USEQ-PM-710